GSMBS 2025-RPL2

March 26, 2025
Due Diligence Narrative Report

TABLE OF CONTENTS

Clayton Contact Information	2

Overview	2

Clayton’s Third Party Review (“TPR”) Scope of Work	2

Loan Grading	2

TPR Component Review Scope	3
Regulatory Compliance Review	3

Data Integrity	5

Data Capture	5

Data Compare Results	5

Clayton Due Diligence Results	6

Clayton Third Party Reports Delivered	7

Appendix A: Regulatory Compliance Review Scope	7

GSMBS 2025-RPL2 Due Diligence Narrative Report	Page | 1	March 26, 2025

CLAYTON CONTACT INFORMATION

Client Service Management:

Ralph Fox	Client Services - Senior Director
Phone: (813) 371-0281/E-mail: rfox@clayton.com

Joe Ozment	VP - Client Services and Securitization
Phone: (813) 261-0733/E-mail: jozment@clayton.com

OVERVIEW

On behalf of CarVal Investors LLC, Clayton conducted the following diligence reviews: (i) a regulatory compliance review and (ii) a data integrity review on 43 loans. The results for the loans reviewed were subsequently sold to Goldman Sachs via a Reliance Letter.

On behalf of New Rez, Clayton conducted the following diligence reviews: (i) a regulatory compliance review and (ii) a data integrity review on 12 loans. The results for the loan reviewed were subsequently sold to Goldman Sachs via a Reliance Letter.

On behalf of Citizens Bank, N.A., Clayton conducted the following diligence reviews: (i) a regulatory compliance review and (ii) a data integrity review on 2 loans. The results for the loan reviewed were subsequently sold to Goldman Sachs via a Reliance Letter.

On behalf of Invictus Capital Partners, LLC, Clayton conducted the following diligence reviews: (i) a regulatory compliance review and

(ii) a data integrity review on 1 loan. The results for the loan reviewed were subsequently sold to Goldman Sachs via a Reliance Letter.

On behalf of Sprout Mortgage, Clayton conducted the following diligence reviews: (i) a regulatory compliance review and (ii) a data integrity review on 1 loan. The results for the loan reviewed were subsequently sold to Goldman Sachs via a Reliance Letter.

The loans referenced in this narrative report were reviewed in September 2016 through July 2021 at Clayton’s centralized underwriting facilities in Tampa, FL. This narrative report provides information about the original lenders, the scope of work performed by Clayton, and the results of Clayton’s review.

CLAYTON’S THIRD PARTY REVIEW (“TPR”) SCOPE OF WORK
The scope of work for this transaction consisted of a regulatory compliance review and a data integrity check.

LOAN GRADING
For the regulatory compliance portion of this review, each loan received an “initial” and a “final” grade.  The “initial” grade was assigned during the initial loan review.   The “final” grade takes into account additional information and supporting documentation that may have been provided to Clayton to clear outstanding conditions.  Clayton’s loan grading is solely based on Clayton’s assessment of all documentation it reviewed for each loan.  Clayton is providing a comprehensive loan-level analysis as part of

GSMBS 2025-RPL2 Due Diligence Narrative Report	Page | 2	March 26, 2025

this pre-securitization reporting package that includes initial grades, final grades and detailed commentary on the rationale for any changes in grades.

TPR COMPONENT REVIEW SCOPE
Clayton examined the selected loan files with respect to the presence or absence of relevant documents, enforceability of mortgage loan documents, and accuracy and completeness of data fields.  Clayton relied on the accuracy of information contained in loan documentation provided to Clayton.

REGULATORY COMPLIANCE REVIEW

Clayton’s regulatory compliance scope of review conducted on this transaction included the elements summarized below.  (For more detail, please refer to Appendix A and to the guidelines cited above.)

Clayton utilized its proprietary eCLAS engine for regulatory compliance testing.

The scope of the compliance review performed is summarized below:
◾	Tested for certain applicable federal, state and local high cost and/or anti-predatory laws;
◾	Assessed compliance with state specific consumer protection laws by testing late charge and prepayment penalty provisions;
◾	Truth-in-lending/Regulation Z (TILA) testing included the following:
-	Notice of Right to Cancel (Right of Rescission) adherence if applicable;
-	TIL Disclosure Timing (3/7/3) and disclosure content;
-	TIL APR and Finance charge tolerances;
-	Timeliness of ARM Disclosures (if applicable);
-	Section 32 APR and Points and Fees Thresholds and prohibited practices;
-	Section 35 Higher Priced Mortgage Loans thresholds and applicable escrow and appraisal requirements;
-	Prohibited Acts or Practices including Loan Originator compensation rules, NMLSR ID on documents, financing credit Insurance, mandatory arbitration clauses, and NegAm Counseling;
-	Prepayment Penalty restrictions.
-
ATR/QM Ability to Repay (a/k/a Minimum Standards for Transactions) for applications, where applicable. Eleven (11) loans in the pool were applicable. Clayton confirms the loan file contained documentation to evidence the lender considered and verified the borrower’s ability to Repay. This includes identifying whether a QM loan met agency exemptions or was underwritten in accordance with Appendix Q.

o
The ATR/QM Rules allow the lender to exclude up to two discount points from the 3% points and fees evaluation depending on the loan’s undiscounted interest rate in relation to the APOR index rate. The ATR/QM Rule does not set the required rate reduction per discount point.

-
Clayton evaluates the lender’s exclusion of discount points from the 3% points and fees calculation for all loans in this transaction using a 0.2% rate reduction threshold per discount point. However, Client reserves the right to review on a case-by- case basis.

-
TRID: on applicable loans, test compliance with the Integrated Mortgage Disclosure rules under the Real Estate Settlement Procedures Act (Regulation X) and the Truth in Lending Act (Regulation Z) defined under the Dodd-Frank Wall Street Reform and Consumer Protection Act as promulgated by the Consumer Financial Protection Bureau.

GSMBS 2025-RPL2 Due Diligence Narrative Report	Page | 3	March 26, 2025

◾	Real Estate Settlement Procedures Act (RESPA) laws and regulations testing included:
-	GFE initial disclosure timing and content;
-	Confirmed the file contains the final HUD1 Settlement Statement;
-	GFE to HUD1 evaluation for 0% and 10% fee tolerances;
-	Homeownership Counseling Notice;
-	Affiliated Business Disclosure if applicable.

OF NOTE:  As of October 3, 2015 (“TRID Effective Date”), Clayton commenced testing applicable loans subject to the TRID Effective date against a TRID scope of review that was based on outside counsel’s interpretations of the published regulations as of the TRID Effective Date.  Clayton’s scope was commercially reasonable as it relates to a Third Party Review (“TPR”) firm’s role as TPR conducting an independent third-party pre-securitization due diligence review (“Initial TRID Scope”).  The Initial TRID Scope was created with guidance from outside counsel.

On June 15th, 2016,  SFIG published its RMBS 3.0 TRID Compliance Review Scope © documentation, developed under the leadership of members from Third Party Review (“TPR”) firms across the industry and SFIG’s RMBS 3.0 Due Diligence, Data and Disclosure Working Group. The RMBS 3.0 TRID Compliance Review Scope was created with an aim to facilitate a uniform testing and risk identification standard as it would apply to an assignee, as a result of a consistent Truth-In-Lending Act liability interpretation according to the understanding of prevailing legal precedent and informal written guidance and webinars offered by the CFPB, as it applies to the Know Before You Owe / Truth In Lending Act (“TILA) – Real Estate Settlement Procedures Act (“RESPA”) Integrated Disclosure (“TRID”) Rule (78 FR 79730, as amended).  RMBS 3.0 TRID Compliance Review Scope may be formally amended by the SFIG RMBS 3.0 Due Diligence, Data and Disclosure Working Group as clarifying regulations may be promulgated on a go forward basis, as well as any binding judicial interpretations of the underlying law.

Following the June 15th formal publication of the RMBS 3.0 TRID Compliance Review Scope ©, Clayton reviewed prior testing results dating back to the TRID Effective Date, and applied the enhanced RMBS 3.0 TRID Compliance Review Scope.

Clayton applied the enhanced RMBS 3.0 TRID Compliance Review Scope to all applicable loans in this transaction.

Compliance Review (Business Purpose, Non-Owner Occupied)

Non-Owner Occupied Scope: Most consumer protection laws are designed to afford protection to borrowers who are entering into a loan that will be secured by their residence. For most high cost and higher-priced laws, as well as rescission, the only loans covered by the law are loans secured by the borrower’s (or in the case of rescission a title holder’s) principal residence. Most other consumer protection laws extend to a borrower’s secondary residence, which under TILA and RESPA is a residence that they occupy at least 2 weeks during the year. Further, if the loan is for a business purpose it is often excluded from consumer protection laws regardless of occupancy, including TILA (whereas if it is secured by non-owner occupied but for a personal, family or household purpose it is more likely to be covered).

Therefore, the list of laws that Clayton tests that apply to a loan secured by non-owner occupied property for a business purpose is limited. Regulatory Compliance testing of Business Purpose Loans consists of the following:

State and Federal High Cost and Higher-Priced:

GSMBS 2025-RPL2 Due Diligence Narrative Report	Page | 4	March 26, 2025

•	Cook County High Cost Ordinance
•	Chicago High Cost Ordinance

Clayton currently tests the Chicago and Cook County ordinances due to vague language around loans for a business purpose not related to the property.  While the state of Illinois has similar language, Clayton’s audit law firm determined that only principal residences should be tested for IL high cost.

Anti-predatory lending laws

•	Virginia Lender and Broker Act after 6/1/2008
•	Minnesota §58 on or after 8/1/2008

Prepayment Penalties and Late Charges in certain states

National Flood Insurance Program for 1-4 unit residential properties (Transaction Date on or after 1/1/2016 for regulated lenders)

•	Sufficiency of coverage
•	Escrow of insurance payments

DATA INTEGRITY

Clayton utilized its proprietary eCLAS tool to determine tape to file accuracy of each reviewed loan, by completing the following steps:
◾	Tape data received from lender/client is stored in eCLAS;
◾	Loan Reviewer collects validated loan data in eCLAS;
◾	Each received data point is compared to its counterpart collected data point;
◾	Discrepancies found during comparison are stored

DATA CAPTURE
Clayton collected data fields required to create the American Securitization Forum (“ASF”) Upload.  The file format was provided as part of the pre-securitization reporting package.

DATA COMPARE RESULTS
Clayton provided Goldman Sachs with a copy of the Loan Level Tape Compare Upload which shows the differences between the data received by the sellers versus the data captured by Clayton during the loan review.

GSMBS 2025-RPL2 Due Diligence Narrative Report	Page | 5	March 26, 2025

Summary of data compare results:

Field Name	# of Loans	% Accuracy
Amortization Type	8	86.44%
Amortized Term	2	96.61%
Balloon Flag	2	96.61%
Borrower 1 First Time Home Buyer	1	98.31%
Combined LTV	4	93.22%
Credit Report Date	2	96.61%
Debt to Income Ratio (Back)	7	88.14%
First Payment Change Date	1	98.31%
First Rate Change Date	2	96.61%
Interest Only Term Flag	3	94.92%
Loan Purpose	7	88.14%
Maturity Date	10	83.05%
Next Payment Change Date	2	96.61%
Next Rate Change Date	3	94.92%
Note Rate	5	91.53%
Original Appraisal Date	2	96.61%
Original Appraised Value	4	93.22%
Original LTV	6	89.83%
Original P&I	11	81.36%
Original Term	7	88.14%
Origination Date	8	86.44%
Prepay Penalty Flag	3	94.92%
Property Type	5	91.53%
Property Zip	1	98.31%
Representative Credit Score for Grading	7	88.14%
Sales Price	1	98.31%
Total Cash Out	1	98.31%

CLAYTON DUE DILIGENCE RESULTS

Below are the initial and final regulatory compliance component review grades for this review.

Initial and Final Regulatory Compliance Grade Results

	Compliance Grade Migration
	Initial
Final		A	B	C	D	Total
	A	9				9
	B		16	5	8	29
	C			5	6	11
	D				10	10
	Total	9	16	10	24	59

GSMBS 2025-RPL2 Due Diligence Narrative Report	Page | 6	March 26, 2025

CLAYTON THIRD PARTY REPORTS DELIVERED

Clayton furnished the following reports on this transaction:
1.	Narrative Report
2.	Conditions Report
3.	Loan Level Tape Compare Upload
4.	Attestation Forms
5.	ASF Upload
6.	Standard Upload
7.	Rating Agency ATR/QM Data

APPENDIX A: REGULATORY COMPLIANCE REVIEW SCOPE

This appendix provides an overview of Clayton’s proprietary compliance system for 1‑4 family residential mortgage loans in the due diligence process to determine, to the extent possible and subject to the caveats below, whether the loans comply with federal, state and local laws.  The Disclaimer section explains limitations that you should be aware of.  Additional details on the items listed below as well as Clayton’s state, county and municipal testing can be provided upon request. The compliance engine is fully integrated into Clayton’s proprietary due diligence platform, eCLAS.

Federal Law

A.	RESPA and Regulation X: Loan level analysis on the following:
o	GFE/HUD1: confirm the correct version of the GFE and HUD1 were properly completed under the Regulation X Final Rule that became mandatory on January 1, 2010
o	Initial Good Faith Estimate (GFE): timing and content of the initial disclosure
o	Final GFE: Verification that increases to fees from the initial GFE were disclosed within 3 days of valid changed circumstance documentation within the loan file
o	Final HUD1 Settlement Statement: verify the loan file contains the final HUD1 and the loan terms on the HUD1 correspond to the actual loan terms from the Note
o
Final GFE to HUD1 tolerance fee evaluation: confirm the fees charged on the HUD1 do not exceed the Final GFE in the 0% or 10% fee tolerance categories, including a review for a Settlement Service Provider List if the lender excludes fees that the borrower can shop for.

o	Affiliated Business Disclosure: if the loan file indicates the lender or broker referred the borrower to a known affiliate, confirm the disclosure was provided to the borrower
o	Homeownership Counseling Notice: for loan applications on or after 1/10/2014, confirm the notice was provided to the borrower within 3 days of application
B.	Truth in Lending Act and Regulation Z - Loan level analysis on the following:
o
TIL Disclosure: Content of Disclosures – perform an independent recalculation of the finance charges and APR to determine whether the amounts disclosed on the final TIL were within allowable tolerances.  Payment schedule accuracy, including under the Mortgage Disclosure Improvement Act for loans applications on or after January 30, 2010. Additional disclosure content with a focus on the consistency of the prepayment penalty disclosure and assumption policy with the note and security instrument.

GSMBS 2025-RPL2 Due Diligence Narrative Report	Page | 7	March 26, 2025

o
Mortgage Disclosure Improvement Act (3/7/3 rule): Confirm the timing of the initial TIL disclosure within 3 days of application, 7 days prior to consummation, and corrected TIL disclosures provided at least 3 days prior to consummation for applications received on or after July 30, 2009 (Section 19)

o	ARM Disclosure: confirm these disclosures are in the file within 3 days of application, or 3 days of the borrower discussing ARM programs identified within the loan file
o	Right of Rescission – Review the disclosure form type, disclosure timing, disclosed dates, other material disclosures, and the loan disbursement (Section 23)
o	High Cost mortgage thresholds for points and fees (Section 32)
o	High Cost Prohibited Acts and Practices upon request (Section 33)
o	Higher Priced Mortgage Loan thresholds for APR in relation to the APOR, including Escrow and appraisal requirements (Section 35)
o
Prohibited Acts or Practices including testing the Loan Originator compensation rules, NMLSR ID on documents, financing Credit Insurance, mandatory arbitration clauses, and NegAm Counseling (Section 36)

o
ATR/QM Ability to Repay, aka Minimum Standards for Transactions: for applications on or after 1/10/2014, confirm the loan file contains documentation to evidence the lender considered and verified the borrower has the ability to repay in accordance with the ATR requirements This included identifying whether QM loans met agency exemptions or were underwritten in accordance with Appendix Q. Non QM loans will be reviewed to ensure the lender documented that they considered and verified the 8 underwriting factors as required for ATR compliance. This review also includes evaluating loans against the new TILA prepayment penalty restrictions (Section 43)

C.	FACTA - the Credit Score, Key Factors, and Notice to Home Loan Applicant disclosures

D.	HMDA – Whether the loan is Rate Spread threshold reportable.

STATE, COUNTY and MUNICIPAL LAW

A.	Higher-Priced
Clayton tests whether a loan meets the thresholds for a higher-priced, rate spread, subprime or nonprime mortgage loan, and whether such loan meets regulatory requirements, in the following states:
Higher-Priced
California	Maryland	New York
Connecticut	Massachusetts (subprime ARMS to first time homebuyers)	North Carolina
Maine	Minnesota

B.	State/Local High Cost
Clayton tests whether a loan meets the thresholds for a high cost or covered loan in the following states, counties and municipalities, and also tests for compliance with provisions in such laws that apply to all loans subject to high cost testing:

State/Local High Cost
Arkansas	Maine	Pennsylvania
California	Maryland	Rhode Island, including the Providence ordinance
Colorado	Massachusetts	South Carolina

GSMBS 2025-RPL2 Due Diligence Narrative Report	Page | 8	March 26, 2025

State/Local High Cost
Connecticut	Nevada	Tennessee
District of Columbia	New Jersey	Texas
Florida	New Mexico	Utah
Georgia	New York	Vermont (High Rate, High Point law)
Illinois, including the Cook County and Chicago ordinances	North Carolina	Wisconsin
Indiana	Ohio, including Cleveland Heights ordinance
Kentucky	Oklahoma

C.	Anti-Predatory
Several states have laws that do not create a separate class of high cost or higher-priced mortgage loans, but set APR or finance charge ceilings and may also set forth similar anti-predatory lending restrictions as found in high cost laws.  Clayton tests for compliance with such laws in the following states:

•	Minnesota (Mortgage Originator and Service Licensing Act)
•	Puerto Rico (Office Regulation 5722)
•	Texas (Texas Finance Code)
•	West Virginia (Residential Mortgage Lender, Broker and Servicer Act).

D.	Borrower’s Interest
Clayton uses a module that reports to the Client the factors that the Client can weigh to determine whether or not the loan is in the borrower’s interest, and also makes a mathematical determination as to whether or not there is at least one benefit.  This module is only used in the following states, where the laws or releases by the regulators provide an indication of some standards that can be applied.

Borrower’s Interest
Maine	Ohio	South Carolina
Massachusetts	Rhode Island

E.	Consumer Protection
Several states have laws that neither create a separate class of high cost or higher-priced mortgage loan, nor impose a ceiling on the overall fees or APR, but nonetheless contain requirements and restrictions on mortgage loans that may impact the assignee or the lien.  Clayton tests for compliance with such laws, including late charge and prepayment penalty provisions, in the following states and municipalities:

GSMBS 2025-RPL2 Due Diligence Narrative Report	Page | 9	March 26, 2025

Consumer Protection
Alabama (the “Mini-code”)	Nebraska (Mortgage Bankers Registration and Licensing Act and the Installment Loan Act)
Hawaii (Financial Services Loan Company Act)	Nevada (AB 440
Idaho (Residential Mortgage Practices Act)	Ohio (Consumer Sales Practices Act; whether the loan is in Summit County)
Illinois (both versions of the Cook County Predatory Lending Database; Illinois Residential Mortgage Licensing Act)	Texas (Article XVI, Section 50(a)(6) of the Texas Constitution)
Iowa (Consumer Credit Code)	Utah (Consumer Credit Code)
Kansas (Consumer Credit Code)	Virginia (Mortgage Lender and Broker Act)
Kentucky (HB 552)	Washington (Consumer Loan Act and Responsible Mortgage Lending Act)
Maryland (DLLR Regulations, Commercial Law)	West Virginia (Consumer Credit Protection Act)
Massachusetts (Attorney General regulations)	Wyoming (Residential Mortgage Practices Act)
Michigan (Consumer Mortgage Protection Act)
See above for additional details on Consumer Protection Laws and the specific components of the aforementioned Consumer Protection laws that are evaluated as part of the Clayton Compliance Review Scope.

F.	Texas Equity
In addition to identifying whether Texas refinances are cash out transactions subject to the Texas Constitution Article 16 Section 50(a)(6) requirements, Clayton reviews the title report to confirm prior loans being refinanced are continuous purchase money and not (a)(6) loans.  In the event a loan is determined to be a Texas Home Equity loan, the underwriter reviews the loan images to confirm the loan meets the Texas requirements including maximum LTV/CLTV, 3% fee cap, product restrictions and the required disclosures were provided to the borrower in accordance with required timelines.

Disclaimer
Please be advised that Clayton has not determined whether the loans comply with federal, state or local laws, constitutional provisions, regulations or ordinances, including, but not limited to, licensing and general usury laws that set rate and/or fee limitations, unless listed above. Clayton’s review is focused on issues that raise concerns for secondary market investors and other assignees, based on potential for assignee liability, an adverse impact on the lien, and regulatory, litigation and headline risk.  Clayton’s review is not designed to fully test a lender’s compliance with all applicable disclosure and licensing requirements.  Furthermore, the findings reached by Clayton are dependent upon its receiving complete and accurate data regarding the Loans from loan originators and other third parties.   Please be further advised that Clayton and its employees do not engage in the practice of law, and the findings set forth in the reports prepared by Clayton do not constitute legal advice or opinions.

© 2025 Clayton Services LLC.  All rights reserved.

This material is confidential and may not be copied, used, or distributed without the written permission of Clayton Services LLC.

GSMBS 2025-RPL2 Due Diligence Narrative Report	Page | 10	March 26, 2025